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                                                                    Exhibit 20.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3




Section 7.3 Indenture                               Distribution Date: 6/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                    0.00
             Class B Principal Payment                                    0.00
             Class C Principal Payment                                    0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      743,125.00
             Class B Note Interest Requirement                       73,003.47
             Class C Note Interest Requirement                      116,517.65
                       Total                                        932,646.12

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                         0.99083
             Class B Note Interest Requirement                         1.16806
             Class C Note Interest Requirement                         1.45000

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        750,000,000
             Class B Note Principal Balance                         62,500,000
             Class C Note Principal Balance                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account           8,928,570.00

(v)     Required Owner Trust Spread Account Amount                8,928,570.00



                                                   By:
                                                        ---------------------

                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President


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